SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20th, 2003

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29819 (Commission File Number)	58-2349413 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

At a Board of Directors meeting held on May 28th, 2003, the Company’s Board of Directors agreed to accept a loan of up to $750,000 from Harmel S. Rayat, a Director and majority shareholder of HepaLife Technologies, Inc. Proceeds from the loan, which will be drawn down on a “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development commitments, legal and audit fees, investor and public relations costs and other ongoing working capital requirements.

On November 19th, 2003, the Company drew down $75,000 from this loan commitment and issued an unsecured promissory note, which is due on November 19th, 2004 and bears an interest rate of 7.00%.

ITEM 6. Resignations of Registrant’s Director’s

On November 19, 2003, Mr. Jasvir S. Kheleh joined the Board of Directors, replacing Mr. Jeet Sidhu as a Company Director.

Mr. Jasvir S. Kheleh (30) received his Diploma in Financial Management majoring in Finance from the British Columbia Institute of Technology (BCIT) in June 1995.

In September, 1995 Mr. Kheleh joined Canada Trust, a subsidiary of the Toronto-Dominion Bank’s, TD Bank Financial Group.  Initially chartered in 1855, TD is headquartered in Toronto, Canada with more than 51,000 employees and $300 billion (cdn) in assets.  In 1996, Toronto-Dominion’s discount brokerage division, TD Waterhouse, was ranked as the world’s second largest discount brokerage firm.

In June, 1996 Mr. Kheleh joined the nation’s largest credit union institution, Vancity (Vancouver City Savings Credit Union) and was quickly promoted to management.  Today, Vancity has grown to over $8.2 billion (cdn) in assets and owns the Citizens Bank of Canada.

In addition to his corporate responsibilities, Mr. Kheleh has continued to further his professional education.  With studies completed in finance, investment management, money and banking, securities analysis, organizational behavior and marketing, he has further obtained an Associate Certificate in Financial Planning.  Currently, Mr. Kheleh is actively studying project management and business analysis with emphasis on application integration, process design and management.

On November 19, 2003, Mr. Jeet Sidhu resigned from the Board of Directors.

ITEM 7.  Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number

Description

         10.1

Unsecured Promissory Note

         99.1

Press Release dated November 20th, 2003, issued by HepaLife Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On November 20, 2003, HepaLife Technologies, Inc. issued a news release announcing the appointment of Mr. Jasvir S. Kheleh as a Director, a position previously held by Mr. Jeet S. Sidhu since January 15, 2001. This news release, dated November 20th, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Arian Soheili

Arian Soheili

President and CEO

Date: November 20th, 2003

EXHIBIT 10.1

HEPALIFE TECHNOLOGIES, INC.

PROMISSORY NOTE

$75,000

             November 19, 2003

     HepaLife Technologies, Inc., a Florida corporation (the "Company"), for value received, hereby promises to pay to Harmel S. Rayat ("Holder") or order, the principal sum of Seventy five thousand dollars ($75,000) with interest as provided below.

     1.   Payment.

     (a) Payment. Subject to the provisions of Section 3 hereof relating to the revision of this Note, principal and accrued interest hereof shall be payable on November 19, 2004 (the "Maturity Date"). Payment hereunder shall be made by the Company to the Holder, at the address as provided to the Company by the Holder in writing, in lawful money of the United States of America. Interest shall accrue with respect to the unpaid principal amount of the loan from the date of this Note until such principal is paid at a rate of seven percent (7.00%) per annum (computed on the basis of a 365-day year).

     (b) Prepayment. The Company shall have the right at any time and without penalty to prepay, in whole or in part, the principal outstanding and/or the interest accrued hereunder.

2.   Events of Default.

The occurrence of any of the following shall constitute an "Event of Default" under this Note:

    (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note on the date due and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to the Company of such failure to pay; or

     (b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidate or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

     (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3.   Rights of Holder Upon Default.

Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Paragraphs 2(b) and 4(c)) and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Paragraphs 2(b) and 4(c), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

     4. Miscellaneous.

     (a) Amendment Provisions. Any provision of this Note other than the principal amount and identity of the Holder may be amended, waived or modified upon the written consent of the Company and the Holder.

     (b) Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the Holder.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

     (d) Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Company and the Holder and their respective successors and assigns; provided, however, that the Company may not assign its obligations hereunder without the Holder's prior written consent.

     (e) Enforcement Costs. The Company agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, the Holder expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the Holder hereunder.

     (f) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be duly given upon receipt if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to Holder, at the address or facsimile number of such Holder, or at such other address or number as such Holder shall have furnished to the Company in writing, or (ii) if to Company, at Suite 216, 1628 West 1st Avenue, Vancouver, BC, Canada, V6J 1G1, Attention: Chief Financial Officer or at such other address as Company shall furnish to the Holder in writing.

     (g) Payment. Payment shall be made in lawful tender of the United States.

     (h) Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

HepaLife Technologies, Inc.

/s/ Arian Soheili

Name: Arian Soheili

Title: President and CEO

Exhibit 99.1

HepaLife appoints Mr. Jasvir S. Kheleh as Director

Vancouver, BC – November 20, 2003 - - HepaLife Technologies, Inc. (OTCBB: HPLF) is pleased to announce the appointment of Mr. Jasvir S. Kheleh as a Director, a position previously held by Mr. Jeet S. Sidhu since January 15, 2001.

“As part of HepaLife’s continuing evolution, I’m pleased to see the addition of Mr. Kheleh and welcome him to our Board”, stated Mr. Arian Soheili, President and CEO of HepaLife.  “Mr. Kheleh’s financial management expertise further enables HepaLife to effectively execute our vision of developing a meaningful solution for the 25 million Americans who are or have been afflicted with liver disease, through the development of an artificial liver device.”

Mr. Kheleh received his Diploma in Financial Management majoring in Finance from the British Columbia Institute of Technology (BCIT).

In September, 1995 Mr. Kheleh joined Canada Trust, a subsidiary of the Toronto-Dominion Bank’s, TD Bank Financial Group.  Initially chartered in 1855, TD is headquartered in Toronto, Canada with more than 51,000 employees and over $300 billion (cdn) in assets.  In 1996, Toronto-Dominion’s discount brokerage division, TD Waterhouse, was ranked as the world’s second largest discount brokerage firm.

Mr. Kheleh subsequently joined the nation’s largest credit union institution, Vancity (Vancouver City Savings Credit Union) and was quickly promoted to management.  Today, Vancity has grown to over $8.2 billion (cdn) in assets and owns the Citizens Bank of Canada.

In addition to his corporate responsibilities, Mr. Kheleh has continued to further his professional education.  With studies completed in finance, investment management, money and banking, securities analysis, organizational behavior and marketing, he has further obtained an Associate Certificate in Financial Planning.  Currently, Mr. Kheleh is actively studying project management and business analysis with emphasis on application integration, process design and management.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB: HPLF), is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease.

Presently, HepaLife Technologies is working towards optimizing the hepatic functionality of a patented cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

The need for an artificial liver device able to remove toxins and improve immediate and long-term survival results for patients suffering from liver disease is more critical today than ever before.

Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses and other factors that result in liver disease, all clearly indicate that a strong need exists for an artificial liver device, now and into the foreseeable future.

Ongoing research and development work is being conducted at two laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located in Beltsville, Maryland.

For additional information, please visit www.hepalife.com.

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.